UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

November 17, 2014

Date of Report (Date of earliest event reported)

TWO RIVER BANCORP

(Exact name of registrant as specified in its charter)

New Jersey	000-51889	20-3700861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

766 Shrewsbury Avenue, Tinton Falls, New Jersey		07724
(Address of principal executive offices)		(Zip Code)

(732) 389-8722 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01     Regulation FD Disclosure.

On November 17, 2014, Two River Bancorp posted a new Investor Presentation on its Investor Relations website at investor.tworiverbank.com under the News & Market Information - Presentations tab. The Investor Presentation, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Investor Presentation of Two River Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO RIVER BANCORP

Dated: November 17, 2014	By:	/s/ A. Richard Abrahamian
A. Richard Abrahamian
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation of Two River Bancorp